The Sentinel Funds

Class A, Class C, Class R3, Class R6, Class S and Class I

Supplement dated May 21, 2015

to the Prospectus dated March 30, 2015, as supplemented to date

Liquidation of Sentinel Georgia Municipal Bond Fund

On May 19, 2015, considering the small size of the Sentinel Georgia Municipal Bond Fund (the “Fund”) and other relevant considerations, the Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) determined that it is advisable to liquidate the Fund and approved a plan of liquidation for the Fund pursuant to which the Fund will be liquidated on or about May 29, 2015 (the “Liquidation Date”).  Shareholder approval of the liquidation is not required.

In connection with the liquidation, the Fund is closed to all investments and as such, will no longer accept any purchases or dividend or other automatic reinvestments into the Fund.

In addition, in anticipation of the liquidation, the Board has approved the sale of the Fund’s assets and the conversion of those assets to cash.  The Fund will depart from its stated objective and policies as its portfolio holdings are liquidated in preparation for the distribution to Fund shareholders.  The Fund must declare and distribute to its shareholders any realized capital gains and all net investment income no later than the final liquidation distribution.  The Board has approved a distribution by the Fund payable on May 22, 2015, of net undistributed investment income, if any, and accumulated realized capital gains to shareholders of record of the Fund at the opening of business on May 21, 2015.  As of May 20, 2015, the Fund had realized capital gains of $705,975, resulting in a per share capital gain distribution of $1.10.  All distributions of income and capital gains will be made to shareholders in cash.

Shareholders may redeem their shares for cash at net asset value at any time prior to the Liquidation Date.  In addition, shareholders may exchange their Fund shares for Class I shares of another Sentinel Fund pursuant to the procedures set forth in the Sentinel Funds’ prospectus.  On the Liquidation Date, any and all outstanding shares of the Fund will be mandatorily redeemed for cash at net asset value.